Exhibit 99.8


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
March 31, 1997

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.6500%


Excess Protection Level
   3 Month Average  5.53%
      March, 1997  6.39%
      February, 1997  5.86%
      January, 1997  4.36%



Cash Yield                                              18.76%


Investor Charge Offs                                    4.41%


Base Rate                                               7.96%


Over 35 Day Delinquency                                 4.98%


Seller's Interest                                       23.49%


Total Payment Rate                                      10.71%


Total Principal Balance                                $7,275,805,303.32


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,709,138,636.63